Exhibit 10.5

Guarantee of Manitex, LLC of

Specialized Equipment Export Facility

     GUARANTEE

As of December 23, 2011, the undersigned, MANITEX, LLC, a Delaware limited liability company, for value received, unconditionally and absolutely guarantee(s) to COMERICA BANK (“Bank”), a Texas banking association and an authorized foreign bank under the Bank Act (Canada), payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness to Bank of MANITEX LIFTKING, ULC, an Alberta corporation (“Borrower”) corporation (“Borrower”) under that certain Specialized Equipment Export Facility Master Revolving Note, in the original principal amount of US$2,000,000 dated as of even date herewith, as amended, modified or restated from time to time (the “Note”), together with all interest, fees and all costs and expenses payable by the undersigned hereunder (including attorneys’ fees) incurred by Bank in the collection of such principal and interest guaranteed hereby, together with accrued interest on the indebtedness guaranteed hereunder at the rate set out in the Note and any amendments, extensions, renewals or modifications, from the date of demand by Bank on the undersigned until payment in full by the undersigned of all moneys owing hereunder (“Indebtedness”). Indebtedness includes, without limitation, any and all obligations or liabilities of Borrower to Bank under the Note; including, without limitation, late charges, loan fees or charges and overdraft indebtedness; any and all indebtedness, obligations or liabilities for which Borrower would otherwise be liable to Bank were it not for the invalidity, irregularity or unenforceability of Note or related documents and obligations evidenced thereby by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; and all costs of collecting Indebtedness, including, without limit, fees of counsel. Any reference in this Guarantee to fees of counsel shall be deemed a reference to reasonable fees, charges, costs and expenses of both in-house and outside counsel and paralegals, and whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether fees of counsel or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. All costs shall be payable immediately by the undersigned when incurred by Bank, without demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law.

1.	LIMITATION: The total obligation of the undersigned under this Guarantee is UNLIMITED unless specifically limited in the Additional Provisions of this Guarantee, and this obligation (whether unlimited or limited to the extent specified in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, all interest on that limited amount, and all costs incurred by Bank in collection efforts against Borrower and/or the undersigned or otherwise incurred by Bank in any way relating to the Indebtedness, or this Guarantee, including, without limitation, fees of counsel. The undersigned agree(s) that (a) this limitation shall not be a limitation on the amount of Borrower’s Indebtedness to Bank; (b) any payments by the undersigned shall not reduce the maximum liability of the undersigned under this Guarantee unless written notice to that effect is actually received by Bank at, or prior to, the time of the payment; and (c) the liability of the undersigned to Bank shall at all times be deemed to be the aggregate liability of the undersigned under this Guarantee and any other guarantees previously or subsequently given to Bank by the undersigned and not expressly revoked, modified or invalidated in writing.

2.	NATURE OF GUARANTEE: This is a continuing Guarantee of payment and not of collection and remains effective whether the Indebtedness is from time to time reduced and later increased or entirely extinguished and later reincurred. The undersigned deliver(s) this Guarantee based solely on the undersigned’s independent investigation of (or decision not to investigate) the financial condition of Borrower and is (are) not relying on any information furnished by Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning Borrower’s financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. The undersigned knowingly accept(s) the full range of risk encompassed in this Guarantee, which risk includes, without limitation, the possibility that Borrower may incur Indebtedness to Bank after the financial condition of Borrower, or Borrower’s ability to pay debts as they mature, has deteriorated.

Guarantee of Manitex, LLC of

Specialized Equipment Export Facility

3.	INDEMNITY: As an original and independent obligation under this Guarantee, the undersigned shall: (a) indemnify Bank and keep Bank indemnified against any cost, loss, expense or liability of whatever kind resulting from the failure by Borrower to make due and punctual payment of any of the Indebtedness or resulting from any of the Indebtedness being or becoming void, voidable, unenforceable or ineffective against Borrower (including, but without limitation, all legal and other costs, charges and expenses incurred by Bank in connection with preserving or enforcing, or attempting to preserve or enforce, its rights under this Guarantee); and (b) pay on demand the amount of such cost, loss, expense or liability whether or not Bank has attempted to enforce any rights against Borrower or any other person or otherwise.

4.	PAYMENTS:

(a)	Each payment to be made by the undersigned hereunder shall be payable in the currency or currencies in which such obligations are denominated without set-off or counterclaim and free and clear of and without deduction or withholding for or on account of any Taxes unless the undersigned is (are) required by law to make payment subject to such Taxes. If the undersigned shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to Bank, the undersigned shall make such deductions or withholdings, and the undersigned shall pay the full amount deducted or withheld to the relevant taxing or other authority in accordance with applicable law.

(b)	The undersigned agree(s) to pay any present or future Taxes that arise from any payment made under this Guarantee or from the execution, sale, transfer, delivery or registration of, or otherwise with respect to, this Guarantee and any other agreements and instruments contemplated hereby or thereby (except for Taxes imposed on or measured by the net income of Bank by the jurisdictions under the laws of which it is organized or carries on business or any political subdivisions thereof).

(c)	The undersigned shall indemnify Bank for the full amount of the Taxes referred to in Section 4(b) (except for Taxes imposed on or measured by the net income of Bank by the jurisdictions under the laws of which it is organized or carries on business or any political subdivisions thereof), including, without limitation, any such Taxes imposed by any jurisdiction on amounts payable by the undersigned under Section 4(b), and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. This indemnification shall be made within ten (10) days after the date Bank makes written demand therefor.

(d)	Without limiting the generality of the foregoing, if any Taxes or amounts in respect thereof must be deducted or withheld from any payment made or to be made by the undersigned hereunder (including payment of any additional amounts payable under this Section 4(d)), the undersigned shall pay such additional amounts as may be necessary to ensure that Bank receives a net amount equal to the full amount which it would have received had such payment not been subject to such Taxes. Within thirty (30) days after the date of any payment of Taxes under this Section 4, the undersigned shall furnish to Bank the original or a certified copy of a receipt evidencing payment thereof.

(e)	For purposes of this Guarantee, “Taxes” means all present and future taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges of any nature (including income, corporate, capital (including large corporations), net worth, sales, consumption, use, transfer, goods and services, value-added, stamp, registration, franchise, withholding, payroll, employment, health, education, excise, business, school, property, occupation, customs, anti-dumping and countervail taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges) imposed by any governmental authority, together with any fines, interest, penalties or other additions on, to, in lieu of, for non-collection of or in respect of these taxes, surtaxes, duties, levies, imposts, rates, fees, assessments, withholdings and other charges.

Guarantee of Manitex, LLC of

Specialized Equipment Export Facility

5.	CURRENCY CONVERSION: If for the purposes of obtaining judgment in any court in any jurisdiction with respect to this Guarantee it becomes necessary to convert into the currency of such jurisdiction (herein called the “Other Currency”) any amount due hereunder in any currency other than the Other Currency (the “Original Currency”), then conversion shall be made at the rate of exchange prevailing for the Original Currency on the business day before the day on which judgment is given. In the event that there is a change in the rate of exchange prevailing between the business day before the day on which the judgment is given and the date of payment of the amount due, the undersigned will, on the date of payment, pay such additional amounts (if any) as may be necessary to ensure that the amount paid on such date is the amount in the Other Currency which when converted at the rate of exchange prevailing on the date of payment is the amount then due under this Guarantee in such other Original Currency. Any additional amount due from the undersigned under this Section 5 will be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Guarantee.

6.	REPRESENTATIONS AND WARRANTIES: To the extent that any of the undersigned is a corporate entity, the undersigned represent(s) and warrant(s) to Bank that (i) the undersigned is (are) a corporation, duly organized and existing in good standing and has full power and authority to make and deliver this Guarantee; (ii) the execution, delivery and performance of this Guarantee by the undersigned have been duly authorized by all necessary action of its directors and stockholders and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation, bylaws, or any agreement presently binding on it; (iii) this Guarantee has been duly executed and delivered by the authorized officers of the undersigned and constitutes its lawful, binding and legally enforceable obligation; and (iv) the authorization, execution, delivery and performance of this Guarantee do not require notification to, registration with, or consent or approval by, any federal, provincial, state or local regulatory body or administrative agency. The undersigned represent(s) and warrant(s) to Bank that the undersigned has (have) a direct and substantial economic interest in Borrower and expect(s) to derive substantial benefits therefrom and from any loans, credit transactions, financial accommodations, discounts, purchases of property and other transactions and events resulting in the creation of the Indebtedness guaranteed hereby, and that this Guarantee is given for a corporate purpose.

7.	APPLICATION OF PAYMENTS: The undersigned authorize(s) Bank, either before or after termination of this Guarantee, without notice to or demand on the undersigned and without affecting the undersigned’s liability under this Guarantee, from time to time to: (a) apply any security and direct the order or manner of sale; and (b) apply payments received by Bank from Borrower to any indebtedness of Borrower to Bank, in such order as Bank shall determine in its sole discretion, whether or not this indebtedness is covered by this Guarantee, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The undersigned agree(s) to provide to Bank copies of the undersigned’s financial statements upon request.

8.	SUBORDINATION AND POSTPONEMENT: All indebtedness and liabilities, present and future, of Borrower to the undersigned are hereby subordinated to the Indebtedness, present and future, of Borrower to Bank and all indebtedness and liabilities, present and future, of Borrower to the undersigned shall be postponed to all the Indebtedness, present and future, of Borrower to Bank and all money received by the undersigned in respect of the indebtedness and liabilities of Borrower to the undersigned shall be received in trust for Bank and forthwith, upon receipt, shall be paid over to Bank, the whole without in any way limiting or lessening the liability of the undersigned under the guarantee contained in this Guarantee; and this subordination and postponement is independent of the said guarantee and shall remain in full effect notwithstanding that the liability of the undersigned under the said guarantee may be extinct.

9.

SECURITY: The undersigned agree(s) that no security now or later held by Bank for the payment of any Indebtedness, whether from Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guarantee, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guarantee, and Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guarantee. The undersigned acknowledge(s) and

Guarantee of Manitex, LLC of

Specialized Equipment Export Facility

agree(s) that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and the undersigned is (are) not relying upon any asset(s) in which Bank has or may have a lien or security interest for payment of the Indebtedness.

10.	OTHER GUARANTORS: If any Indebtedness is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of Bank against each severally, any two or more jointly, or some severally and some jointly. Bank, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and after that, without notice to any guarantor, Bank may extend or renew any or all Indebtedness and may permit Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the remaining guarantor(s). The undersigned acknowledge(s) that the effectiveness of this Guarantee is not conditioned on any or all of the Indebtedness being guaranteed by anyone else.

11.	TERMINATION: Any of the undersigned may terminate their obligation under this Guarantee as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of Bank and receiving from an officer of Bank written acknowledgement of delivery; provided, however, the termination shall not be effective until the opening of business on the fifth (5th) day (“effective date”) following written acknowledgement of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantor(s), whether or not the termination is known to the remaining guarantor(s). Any termination shall not affect in any way the unconditional obligations of the terminating guarantor(s) as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of Bank or pursuant to any Borrower’s loan with Bank existing at the effective date of termination (whether advances or readvances by Bank after the effective date of termination are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guarantee shall continue effective until the same shall have been fully paid. BANK HAS NO DUTY TO GIVE NOTICE OF TERMINATION BY ANY GUARANTOR(S) TO ANY REMAINING GUARANTOR(S). THE UNDERSIGNED SHALL INDEMNIFY BANK AGAINST ALL CLAIMS, DAMAGES, COSTS AND EXPENSES, INCLUDING ANY CLAIMS, DAMAGES, COSTS AND EXPENSES RESULTING FROM BANK’S OWN NEGLIGENCE, EXCEPT AND TO THE EXTENT (BUT ONLY TO THE EXTENT) CAUSED BY BANK’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, INCLUDING, WITHOUT LIMITATION, FEES OF COUNSEL, INCURRED BY BANK IN CONNECTION WITH ANY SUIT, CLAIM OR ACTION AGAINST BANK ARISING OUT OF ANY MODIFICATION OR TERMINATION OF BORROWER’S LOAN OR ANY REFUSAL BY BANK TO EXTEND ADDITIONAL CREDIT IN CONNECTION WITH THE TERMINATION OF THIS GUARANTEE.

12.	REINSTATEMENT: Notwithstanding any prior revocation, termination, surrender or discharge of this Guarantee (or of any lien, pledge or security interest securing this Guarantee) in whole or in part, the effectiveness of this Guarantee, and of all liens, pledges and security interests securing this Guarantee, shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged or rescinded under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guarantee, and all liens, pledges and security interests securing this Guarantee, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Guarantee and the liens, pledges and security interests securing it, the undersigned agree(s) upon demand by Bank, to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement or continuation. If the undersigned do(es) not execute and deliver to Bank upon demand such documents, Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned.

Guarantee of Manitex, LLC of

Specialized Equipment Export Facility

13.	WAIVERS: The undersigned, to the extent not expressly prohibited by applicable law, waive(s) any right to require Bank to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the Personal Property Security Act (Ontario), as the same may be amended, revised or replaced from time to time; or (c) pursue any other remedy in Bank’s power. The undersigned waive(s) notice of acceptance of this Guarantee and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment or notice of acceleration of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and all rights of a guarantor under applicable law, and agree(s) that Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guarantee.

The undersigned unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guarantee or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guarantee, and acknowledge(s) that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guarantee and/or the Indebtedness, and acknowledge(s) that as of the date of this Guarantee no such defense or setoff exists.

14.	WAIVER OF SUBROGATION: The undersigned waive(s) any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower any amounts paid by the undersigned pursuant to this Guarantee.

15.	SALE/ASSIGNMENT: The undersigned acknowledge(s) that Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Indebtedness and any related obligations, including, without limitation, this Guarantee, without notice to the undersigned and that Bank may disclose any documents and information which Bank now has or later acquires relating to the undersigned, Borrower or the Indebtedness in connection with such sale, assignment, transfer, negotiation, or grant. The undersigned shall upon request made by an assignee of Bank execute and deliver such assurances as may be reasonably requested by such assignee to confirm its entitlement to the rights and benefits hereunder so assigned and transferred to it and the liability of the undersigned to the assignee hereunder. The undersigned agree(s) that Bank may provide information relating to this Guarantee or relating to the undersigned to Bank’s parent, affiliates, subsidiaries and service providers.

16.	GENERAL: This Guarantee constitutes the entire agreement of the undersigned and Bank with respect to the subject matter of this Guarantee. No waiver, consent, modification or change of the terms of the Guarantee shall bind any of the undersigned or Bank unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guarantee shall inure to the benefit of Bank and its successors and assigns and shall be binding on the undersigned and the undersigned’s heirs, legal representatives, successors and assigns including, without limitation, any debtor in possession or trustee in bankruptcy for any of the undersigned. The undersigned has (have) knowingly and voluntarily entered into this Guarantee in good faith for the purpose of inducing Bank to extend credit or make other financial accommodations to Borrower. If any provision of this Guarantee is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. The obligations of the undersigned under this Guarantee are in addition to and not in substitution for any other obligations to Bank in relation to any other agreement and any guarantees, indemnities or security at any time held by or for the benefit of Bank. THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE LAWS OF CANADA APPLICABLE THEREIN.

Guarantee of Manitex, LLC of

Specialized Equipment Export Facility

17.	HEADINGS: Headings in this Guarantee are included for the convenience of reference only and shall not constitute a part of this Guarantee for any purpose.

18.	ADDITIONAL PROVISIONS: This Guarantee does not amend or replace any other guarantee given to Bank by the undersigned and not expressly revoked, modified or invalidated in writing.

19.	JURY TRIAL WAIVER: THE UNDERSIGNED AND BANK, BY ACCEPTANCE OF THIS GUARANTEE, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTEE OR THE INDEBTEDNESS.

20.	THIS GUARANTEE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN THE PARTIES.

Guarantee of Manitex, LLC of

Specialized Equipment Export Facility

IN WITNESS WHEREOF, the undersigned has signed and delivered this Guarantee the day and year first written above.

WITNESSES:	GUARANTOR: MANITEX, LLC

/s/ Paul Jarrell	By:	/s/ David H. Gransee
Print Name:	Print Name: David H. Gransee
Paul Jarrell	(title) VP & CFO
Print Name: